Exhibit 99.2

           Investor Presentation  April 2021

Disclaimer

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Sports Entertainment Acquisition Corp. ("SEAH") and SGHC Limited and its subsidiaries (the "Company"). The information contained herein does not purport to be all-inclusive and none of SEAH, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of SEAH or the Company. The information contained herein is preliminary and is subject to change, and such changes may be material. The Company's business is subject to a number of risks that are not described in this Presentation, including those set forth in the description of forward-looking statements below and in the Summary of Risk Factors at the end of this Presentation, which are to be further described in the registration statement expected to be filed by Super Group (SGHC) Limited ("NewCo") with the SEC on Form F-4 (the "Registration Statement"), which will contain a preliminary prospectus and proxy statement.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of SEAH, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this Presentation.

Forward-Looking Statements. Certain statements in this Presentation are forward-looking statements. Forward-looking statements generally relate to future events or SEAH's or the Company's future financial or operating performance. For example, projections of future Gross Gaming Revenue, Net Gaming Revenue, EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SEAH and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against SEAH, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of SEAH, or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of SEAH or the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; (10) the possibility that SEAH, the Company or the combined company may be adversely affected by other economic, business and/or competitive factors, such as the COVID-19 pandemic; (11) the Company's estimates of its financial performance, expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) PJT Partners Holdings LP, an affiliate of PJT Partners LP, holds Class B Common Stock in SEAH through SEAH's sponsor, as well as private placement warrants, and as a result PJT Partners LP may have a potential conflict of interest regarding the Business Combination; (13) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in SEAH's final prospectus relating to its initial public offering dated October 5, 2020 and in subsequent filings with the Securities and Exchange Commission ("SEC"), including the proxy statement/prospectus relating to the Business Combination expected to be filed by NewCo.

sghc Super group

2

Disclaimer (cont'd)

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not rely on forward-looking statements, which speak only as of the date they are made. None of SEAH, the Company or NewCo undertakes any duty to update these forward-looking statements.

Non-IFRS Financial Measures. This Presentation includes certain financial measures not presented in accordance with International Financial Reporting Standards or International Accounting Standards issued or adopted by the International Accounting Standards Board ("IFRS"), including, but not limited to, EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Gross Gaming Revenue and Net Gaming Revenue, in each case presented on a non-IFRS basis, and certain ratios and other metrics derived therefrom. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures. Please refer to footnotes where presented on each page of this Presentation or to the Glossary of Terms found at the beginning of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with IFRS.

This Presentation also includes certain projections of non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS financial measures is included.

Use of Projections and Preliminary Financial Information. This Presentation contains financial forecasts with respect to the Company's projected financial results, including Net Gaming Revenue and Gross Gaming Revenue, for the Company's fiscal years 2021 and 2022, as well as long-term guidance. Neither the Company's independent auditors, nor the independent registered public accounting firm of SEAH, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those references under "Forward-Looking Statements". Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

This Presentation also includes preliminary financial information for the years ended December 31, 2019 and December 31, 2020, which is subject to the completion of the Company's year end and quarter end close procedures and further financial review. Actual results may differ as a result of the completion of the Company's year end and quarter end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. Such differences may be material. As a result, those estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company's nor SEAH's registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to any of the historical financial results in this Presentation, nor have they expressed any opinion or any other form of assurance on the historical financial results.

sghc Super group

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 Disclaimer (cont’d)  2  Industry and Market Data. In this Presentation, SEAH and the Company rely on and refer to certain information and statistics obtained from third-party sources including reports by market research firms and results of peer companies. Neither SEAH nor the Company has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data.This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (C), (R) or TM symbols, but SEAH and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.Additional Information. In connection with the proposed Business Combination, NewCo intends to file the Registration Statement with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will include both the proxy statement to be distributed to holders of shares of SEAH’s common stock in connection with SEAH’s solicitation of proxies for the vote by SEAH’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of NewCo to be issued in the Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SEAH’s stockholders and other interested persons are advised to read, when available, Registration Statement, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company, SEAH and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of SEAH as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration Statement, preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov.Participants in the Solicitation. SEAH and its directors and executive officers may be deemed participants in the solicitation of proxies from SEAH’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SEAH is contained in SEAH’s final prospectus relating to its initial public offering dated October 5, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.The Company’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SEAH in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

 Glossary of Terms  2  Term  Definition  Super Group  Holding company for leading global sports betting and gaming business Betway, a premier online sports betting brand, and Spin, a multi-brand online casino offering. All financial and operational metrics are presented on a pro-forma basis to show a like-for-like comparison with forecasts that assume the consolidated group structure as at closing  Financial Results  Actual results are unaudited. Super Group is in the process of completing full audits which will be finalized before closing of the transaction  $  United States Dollar (USD)  Wagers  Gross dollar value of bets made on Super Group’s various sports and casino platforms  GGR  Gross Gaming Revenue; Gross dollar value of bets less payouts  NGR  Net Gaming Revenue; GGR less bonuses, progressive jackpot contributions, VAT and GST  Monthly Active Customers  Number of unique customers who placed a wager in a month  Cohort  Customers acquired during a specific period (usually a month)  ROI  Return on Investment; Current value of investment less cost of investment all divided by cost of the investment  DGC  Digital Gaming Corporation (‘DGC’) has secured market access deals in up to an initial 10 states.Super Group has executed a definitive agreement to acquire DGC, subject to regulatory approvals and other customary closing conditions

Management

Super Group Management



Neal Menashe
CEO

- 23+ years in the online gaming industry
- Responsible for the development and execution of the business vision, strategy and growth



Richard Hasson
President and COO

- 12+ years in the online gaming industry
- Responsible for corporate development, strategy and commercial operations

SEAH Management



Eric Grubman
Chairman and CFO of SEAH
Designated Chairman of Super Group

- Relevant Experience: 40+ years
- Former executive at On Location Experiences ("OLE"), the NFL, and Goldman Sachs



John Collins
CEO of SEAH
Designated Board Member of Super Group

- Relevant Experience: 30+ years
- Former executive at OLE, NHL, the NFL's Cleveland Browns, and the NFL

sghc Super group
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 SEAH Investment Thesis  Leading position in sports and entertainment or a related technology and media subsectorLong-term growth prospects (organic & acquisition)Multiple drivers for revenue growth in markets with long-term growth potential Would benefit from extensive SEAH networks and insightsAttractive risk-adjusted return for shareholders Would benefit from being a public company  Criteria    Super Group Fit                                  2

Uniquely Positioned in the Gaming Universe

Illustrative Gaming Companies Universe



Super Group Advantage

World-wide reach and scale
Group licensed in more than 20 jurisdictions with ~3,500 employees and 2.5m+ monthly active customers

Dual Offering
High growth Betway coupled with cash generative Spin

Digital DNA
Asset light business model limits capital expenditure and eliminates dependency on footfall

Proprietary Data Science and Technology
Guarantees operational excellence enhancing customer acquisition and responsible monetization

High Growth & Profitable
$350m+ estimated 2021 EBITDA (23% NGR margin)

Super group sghc

All numbers in USD ($)

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Proposed Transaction Summary

- SEAH has agreed to combine with Super Group based on a $4.75 billion pre-money equity valuation
- Assumes Super Group shareholders receive $465 million cash consideration and $4.29 billion of equity consideration
- Transaction to be funded by $450 million of cash currently held in trust, and $300 million from Super Group's balance sheet
- >70% of Super Group shareholders by value will retain 100% of their respective pre-transaction stakes
- Earn-out award of up to 10% of Super Group roll over equity[2] to be granted to Super Group shareholders upon achievement of certain performance hurdles
- After giving effect to the transaction, the company will have approximately $205 million of unrestricted cash with public equity currency to accelerate growth
- Pro Forma implied EV of $4.64 billion, or 13.3x 2021E EBITDA

Illustrative Sources and Uses ($ in millions)

Sources		Uses	
SEAH Cash in Trust	$450	Cash to Selling Shareholders	$465
Sellers' Equity	4,285	Sellers' Equity	4,285
SPAC Sponsor Shares	113	SPAC Sponsor Shares	113
Existing Balance Sheet Cash	300	Transaction Expenses	80
		Cash to Balance Sheet	205
Total	**$5,148**	**Total**	**$5,148**

Post-Transaction Ownership[1]



Public Shareholders
Sponsor
9.3%
2.3%
88.4%
SGHC Shareholders

Super group sghc

[1] Post-transaction ownership excludes shares subject to earn-out.
[2] Represents Super Group roll over equity assuming earn-out triggers are achieved.

All numbers in USD ($)

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   Our VisionTo provide first-class entertainment to the worldwide betting and gaming community                10                      Our Winning HandWorld-wide focus…to reach as many customers as possibleGlobal sports brand and multi-brand casino…to drive global awarenessData-driven…to make the best possible decisions in real timeCulture…customer centric and responsible

Key Investment Highlights

1	Holding company for leading online sports and gaming operators with diversified global footprint	**$42bn+** *Wagers / Year*[1]	**23** *Licensed Jurisdictions (excl. US)*
2	Proven ability to enter and profitably launch in new markets	**17** *In-Country Teams*	**26** *Languages Offered*
3	Proprietary data & analytics engine drives retention and monetization	**2.5m+** *Monthly Active Customers*	**40%+** *2020 GGR From Pre-2019 Customers*
4	Globally recognized sports brand with proven marketing and sponsorship strategy	**betway** *Global Sports Brand*	**60+** *Betway Brand Partnerships*
5	Poised to benefit from strategic entry into the U.S.	**$53bn** *TAM at Maturity*	**10** *US Market Access Deals*[2]
6	Strong financial profile with debt free balance sheet	**$350m+** *Estimated 2021 EBITDA*	**27%** *'20 – '22 EBITDA CAGR*
7	Deep bench of experienced management supported by fully-scaled employee base and long-term shareholders	**~3,500** *Employees*	**>70%** *Of shareholding by value not selling any shares*

[1] 12 months ending March 21.
[2] DGC has secured market access deals in up to an initial 10 states. Super Group has executed a definitive agreement to acquire DGC, subject to regulatory approvals and other customary closing conditions.

All numbers in USD ($)

sghc Super group 11

Super Group is an Online Juggernaut

Holding company for leading global online sports betting and gaming businesses, operating two distinct offerings:

Super group (sghc)

betway

Premier single-brand online sportsbook

- *Global footprint & market share*
- *Strategic partnerships with teams and leagues worldwide*
- ***Profitable and high-growth sports betting offering***

spin

Premium multi-brand online casinos

- *Established market leadership in high-growth markets*
- *Data-led digital and affiliate marketing campaigns*
- ***Robust free cash flow with potential for further upside***

Select KPIs and Highlights

$1.5bn+	$350m+	27%	2.5m+	<$2
Estimated 2021 NGR	Estimated 2021 EBITDA	2020-22 EBITDA CAGR	Monthly Active Customers[1]	Average Bet Size[2]

[1] March 2021.
[2] Last twelve months ending February 2021.

All numbers in USD ($)

Super group sghc 12

 Super Group’s Unique Operational Advantage  Sophisticated behavioral science models coupled with best-in-class technology provide control over the customer ecosystem  13  Data &Analytics  Tailored sponsorship and marketing  Lower acquisition cost  Customized experiences  Increased retention, decreased churn  NewCustomer  ExistingCustomer  Monetization  Acquisition

 Established Global Footprint    All numbers in USD ($) 14  $1.1bnNGR                  21%Europe  48% Americas  RoW 18%  HighlightsOver $42bn in wagers in the last twelve months1Fully scaled operations with ~3,500 employees across 17 in- country teams; product offered in 26 languagesGroup licensed in 23 jurisdictions (excluding the US) with 13 additional markets currently in progress2020 Revenue Mix by Geography2Africa12%    1 12 months ending March 2021.2 Excludes brand fee of $63m.

 Highly Profitable Online Casino      $1.7bn+  All numbers in USD ($) 15  1 EBITDA to Net Gaming Revenue (NGR) margin for Spin brands.  2022E  2019A  2020A  2021E  $1.2bn  $1.4bn  $1.6bn+  Online Casino Gross Gaming Revenue (GGR)  ~34%2021E EBITDAMargin1

 Sporting events cancelled due to Covid-19  High Growth Sports Betting  Sports Betting Gross Gaming Revenue (GGR)  ~160%2019A – 2022E GGRGrowth          $269m  All numbers in USD ($) 16  $331m  2021E  2019A  2020A  2022E  $550m+  $700m+

 Case Study 1: Proven Ability to Enter New Markets  Super Group companies are experts at launching and scaling in fully licensed new markets  Market 1: Gross Gaming Revenue (GGR) Since Market Entry1,2,3~$2.35m GGR per month~$145k GGR permonth                  1.0x  GGR After 12 Months  MarketingGo Live Date  1 -12 MonthsGGR Growth  13 - 24 MonthsGGR Growth  GGR After 24 Months  7.6x  16.5x  16.5x increase in revenue 24 months after marketing began  12.6x increase in firsttime depositors 24 months after marketing began      1 GGR figures rebased to 1.0x at go live month.2. Market entry defined as marketing go live date.3. GGR per month converted from EUR to USD for the per month figure. GGR rebased figures taken from EUR and not converted to USD to show undisturbed growth.  All numbers in USD ($) 18

Case Study 2: Proven Ability to Enter New Markets

Super Group companies are experts at **launching and scaling in fully licensed new markets**

Market 2: Gross Gaming Revenue (GGR) Since Market Entry[1,2,3]


~$175k GGR per month
~$1.75m GGR per month
1.0x
7.9x
10.3x
Marketing Go Live Date
1 -12 Months GGR Growth
GGR After 12 Months
13 - 24 Months GGR Growth
GGR After 24 Months

10.3x increase in revenue 24 months after marketing began

13.6x increase in first time depositors 24 months after marketing began

1. GGR figures rebased to 1.0x at go live month.
2. Market entry defined as marketing go live date.
3. GGR per month converted from EUR to USD for the per month figure. GGR rebased figures taken from EUR and not converted to USD to show undisturbed growth.

All numbers in USD ($) 18

Super Group is Highly Technologically Agile

Technology Stack Highlights

Proprietary data and analytics engine is overlaid across all core technology stacks regardless of ownership

- Ensures accuracy, uniformity, and robustness of data
- Key to responsible gambling

Super Group companies operate a mix of own technology and long-term partnerships with leading third-party providers; this

- Increases speed to market
- Decreases friction associated with adjusting technology stack to new markets

---

Agreement with one of the leading gaming software and content providers for the exclusive provision of their sportsbook

Super Group Simplified Technology Stack



3rd Party Content
Own Content
3rd Party Integrations
Data and Analytics Engine
Core Super Group Technology
Proprietary PAMs and Sportsbooks
3rd Party PAMs and Sportsbooks
Product Offering
Proprietary or Exclusively Licensed
3rd Party

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Operating Localized Technology Stacks

Europe

- Long-term, exclusive relationships with third party sportsbook technology providers
- 110 strong trading team that cover 24-hour demand globally
- Profitability enhanced through risk management systems – stable **~10% trading margin**



HEED YOUR HUNCH
PICK THE WINNER OF 4 RACES TO WIN
£25,000*
4 TO WIN
ROYAL ASCOT
*T&Cs apply

Africa

- Proprietary sportsbook and platform built specifically for the African market
- Integrated to all major local payment providers
- Localized offering at scale: 200+ support staff covering 24-hour demand betway
IT'S TIME TO PICK AND PLAY
PREDICT THE PLAYOFFS
STAND TO WIN
R20,000
Terms and conditions apply.
Betway is licensed and regulated by the Western Cape Gambling and Racing Board. No persons under the age of 18 years are permitted to gamble.
South African Responsible Gambling Foundation toll free counselling line: 0800 006 008. Winners know when to stop.
betway
NBA
swish
FREE PREDICTOR GAME

2020 Betway Global Sportsbook KPIs[1]

~374K
In-Play Events

~7.3M
Markets Offered

~10%
Trading Margin

1. Figures exclude Africa.

20

Data Constantly Optimizes the Customer Journey

Data and analytics provides **fully customized, constantly improving customer journey** with better unit economics and decreased churn

Customer Segmentation
Customer-level AI identifies customer attributes and provides personalized bet recommendations



Data &
Analytics
Product
Mostly sport
Deposit
Medium
Customer
DNA
Lifestyle
Active
Churn
Medium
Real-time
Personalized
Offers

Data-Driven Bonus Modelling
Real-time, dynamic bonus calculation based on customer behavior

Bespoke
Data-driven bonus calculators



Bonus Wheel
BONUS
WHEEL
SPIN
Fast Spin

sghc Super group

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Bespoke Content and Personalized Delivery

Bet Recommendation Engine

Customer-level AI-driven bet recommendations


betway
Add all to betslip

15 million daily customer-specific recommendations

Exclusive & Enhanced Content

Proprietary jackpot games


JACKPOT
£100,000
£50,000
£10,000
£5,000
£1,000
CLUB
Score 5 more and win the JACKPOT
CASH OUT (£500)
£288.50

Enhanced customer engagement

Custom Messaging

Customer-level, in-client messaging based on live triggers


betway
WE'VE NOTICED A CHANGE IN YOUR GAMBLING
Are you playing more than usual? Making more frequent or bigger deposits? It is important to stay in control.
Find Out More
bet the responsible way

Key to responsible gaming

Super group sghc

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     Sponsorships Focus on Single Sports Brand: Betway  23  Global in NatureCreates awareness and trustwith the largest possible audience  Local in Targeting Builds awareness through events in high consumption markets  Personal in ApproachEmotional connectivitykey to retention  Sponsorships enhance entertainment by bringing customers closer to the action  Simple in Messaging Logo-only approach drives brand resonance

Sponsorships Strategically Target Both Core and Growth Markets

Strategic Market Offering

Data-driven approach to marketing allows for **substantial returns in core markets** and **investment in high-growth strategically important regions**

11. **Core regulated markets**
    - **High** brand awareness
    - **High** ROI
    - **High** marketing spend

12. **Soon to be regulated markets of strategic importance**
    - **Building** brand awareness
    - **Low short term** ROI
    - **Little to no** competition
    - **Little to no** marketing spend
    - Allows **turbocharged approach** once market regulates

West Ham sponsorship has delivered

~5.8x worldwide ROI



5.8x
1.0x
Sponsorship Cost
QI Media Value[1]

[1] Sponsorship cost rebased to 1.0x; QI Media Value is Nielsen Sports' global industry standard for sponsorship measurement that takes into account the quality and weight of exposure, audience size and cost per thousand views.

24

Driving Brand Awareness and ROI

Regulated Market Case Study

South Africa – regulated market with high brand awareness

Brand Awareness[1] (Top 3 Brands)


betway
95%
Brand A
92%
Brand B
83%

Best in class brand awareness

Dedicated marketing spend

High ROI

High Growth Market Case Study

Brazil – strong foothold in high growth soon to be regulated market

Brand Awareness[1] (Top 3 Brands)


Brand X
85%
betway
64%
Brand Y
63%

Less competition

Little to no marketing spend

Potential to **turbocharge** growth

[1] November – December 2020 Nielsen research piece on sponsorship and brand impact; n=1500 regular online soccer bettors.

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       $60 m  $70 m  $80 m  $90 m  $100 m  $110 m  Profitable Customer Acquisition  All numbers in USD ($) 26  1 NGR and EBITDA up to and including February 2021. History trajectories represent the line of best fit for the NGR and EBITDA values of the selected period and are not representative of the individual values at each month.  2.5m+Monthly Active Customers  ~$620mH2 2020 Net Gaming Revenue(NGR)~$160mH2 2020 EBITDA  Historic NGR Trajectory1        1.32m0.86m  2.56m    Jan-19 Jan-20  Mar-21          -  $5 m  $10 m  $15 m  $20 m  $25 m  $30 m  Historic EBITDA Trajectory1  Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21  Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21

 Loyal and Engaged Customer Base  All numbers in USD ($) 27  ~40% of Super Group’s 2020 GGRgenerated by customers acquired before 2019                                                                              27%  24%  24%  23%  20%  17%  15%  14%  19%  17%  16%  14%  12%  11%  9%  8%  36%  27%  22%  20%  18%  14%  14%  11%  18%  32%  38%  43%  34%  22%  20%  17%  16%  37%  42%  50%  GGR by cohort            2020  2017  2019  2018  Pre-2017

 Momentum Driven by Data  Data is the building block of every decision Super Group companies takeIt guarantees:  Data & analytics is an integral part of our DNA – it allows us tomake the right decisions at the right times in the right markets  Robustness: All potential variables and scenarios are considered when making a decision  Accuracy: Data is collected in real time using best-in-class technology  Uniformity: All decisions are based on the same data              28

 Data is Central to Super Group’s Safe Gambling Strategy  Data is used to provide an engaging entertainment experience in a safe and secure environment as well as identify potential issues  Deposit LimitsSet deposit limits for any period of time  Take A BreakSet a break period from anything from 24 hours to six weeks  Session RemindersSet a timer to help limit play  Self-ExclusionOption to self-exclude and stop gambling with us altogether              29

 The Global Online Gaming Market is Growing    $34bn  $21bn  2019A  2020P  $27bn  $40bn  $28bn  $42bn  2021F  $31bn  $48bn  2022F  $33bn  $53bn  2023F  $37bn  $58bn  2025F  2024F  $40bn  $62bn  $55bn  $67bn  $71bn  $79bn  $86bn  $95bn  $101bn      Online CasinoSports Betting  Online Betting and Gaming (GGR)  Drivers of Growth    1 Regulation of New Markets    2 Organic GrowthIncreased customer disposable incomeDeeper mobile penetrationGrowth in variety of content (e.g. rise of e-sports and availability of data for long- tail of sports)  All numbers in USD ($) 30  1 H2 Global April 2021. Excludes lotteries and games of skill.  Worldwide trend towards legalization of betting and gamingBetting traditionally regulated first with gaming followingFurther US states as well as emergingmarkets expected to regulate soon

Poised for Significant Future Growth

Business model allows Super Group companies to **replicate success** in new markets

1. Proven success in entering new markets

20+ years of experience in entering and scaling in new markets

2. High brand awareness

Driven by successful sponsorship and one brand approach

3. Flexible technology

Adaptable technology stack to capture nuances of individual markets

4. Data driven approach to analytics

Large and ever-growing data lake to tailor experience to constantly evolving customer profiles

Target International Markets


13 markets currently in progress

Region	Population[1]	Online TAM[2]
	328m	$53bn
	211m	$1bn
	25m	$3bn

[1] World Bank total population
[2] H2 Gambling Capital April 2021, Goldman Sachs research as reported by Innovation Capital I Gaming Newsweekly – Week Ending March 28, 2021

Super group sghc

All numbers in USD ($)

31

Replicating Success in Growth Markets Such as the U.S.

Super Group has executed a binding, definitive agreement to acquire **US-based Digital Gaming Corporation ("DGC")**, subject to regulatory approvals and other customary closing conditions; **DGC is already licensed in multiple U.S. states and is applying for licenses in others**

Proven success in entering new markets	High brand awareness and partnerships	Flexible technology and data driven approach to analytics

Proven success in entering new markets

Through DGC, Super Group has secured market access in up to an initial **ten states**



Secured market access in regulated states
Secured access in states to be regulated
CO
KS
IA
MO
IN
OH
PA
NJ
LA
MS

High brand awareness and partnerships

High global brand awareness through Betway sportsbook and multi-brand casino betway

s p i n

Betway - **Key partnerships** with Tier 1 sports teams

Flexible technology and data driven approach to analytics

Super Group will leverage data & analytics capabilities to fine-tune the customer journey and create a hyper-personalized experience

Behavioral science and marketing technology will be key to profitably acquiring high value customers and minimizing churn sghc Super group

32

 In Focus: Potential to Achieve Significant EBITDA in the U.S.  All numbers in USD ($) 33  Source: Broker research, company filings; Note: Estimates based on Total Addressable Market (“TAM”) models as provided in Initiating Coverage Reports for peers. Estimate for ‘at maturity’ represents the longest dated estimate in Goldman Sachs research as reported by Innovation Capital I Gaming Newsweekly – Week Ending March 28, 2021.1. Online U.S. Market TAM reflects GGR of all Live U.S. Markets.                          2021E  $7bn  $0bn    $5bn  2019A  $2bn  $4bn  $2bn  $4bn  2023E  2025E  $6bn  $10bn  $1bn$1bn  2027E  $4bn  $7bn  $12bn  $16bn      Online U.S. Market TAM (GGR)1Online Casino Sports Betting        $53bn$14bn$39bnAt Maturity

Financial Highlights – Benefits of Operating Leverage (BAU Model)

25% historic NGR growth CAGR driven by ability to **scale organically in new markets**; trend to continue in the future through new market launches and continued growth in existing markets. Super Group will explore potential acquisitions, but BAU model does not assume any inorganic growth

Estimated Net Gaming Revenue ($bn)



CAGR 25%
$0.9bn
$1.1bn
$1.5bn+
$1.7bn+
2019A
2020A
2021E
2022E

	2019A	2020A	2021E	2022E
Super Group % YoY Growth		*29%*	*35%*	*13%*

Estimated EBITDA ($m)



CAGR 97%
$55m
$259m
$350m+
$420m+
2019A
2020A
2021E
2022E

	2019A	2020A	2021E	2022E
% of NGR	*6%*	*23%*	*23%*	*25%*
% YoY Growth		*370%*	*35%*	*20%*

Super group sghc

Derived from BAU model, excludes DGC and investment in the USA. Historic numbers reported in EUR and converted to USD at the average monthly exchange rate. Blended yearly EUR:USD of 1.20 (2019), 1.14 (2020), 1.22 (2021 & 2022).

All numbers in USD ($)

34

 Opportunities for Further Growth  35  Technology M&A  B2C M&A  New Market Entry        Acquire companies with high value technology stacks  Acquire B2C online casino and sports betting companiesCompanies can be large scale, highly synergistic businesses or strategic, region-specific bolt-ons  Leverage know-how and successfully enter new emerging markets

Key Investment Highlights

1	Holding company for leading online sports and gaming operators with diversified global footprint	**$42bn+** *Wagers / Year*[1]	**23** *Licensed Jurisdictions (excl. US)*
2	Proven ability to enter and profitably launch in new markets	**17** *In-Country Teams*	**26** *Languages Offered*
3	Proprietary data & analytics engine drives retention and monetization	**2.5m+** *Monthly Active Customers*	**40%+** *2020 GGR From Pre-2019 Customers*
4	Globally recognized sports brand with proven marketing and sponsorship strategy	**betway** *Global Sports Brand*	**60+** *Betway Brand Partnerships*
5	Poised to benefit from strategic entry into the U.S.	**$53bn** *TAM at Maturity*	**10** *US Market Access Deals*[2]
6	Strong financial profile with debt free balance sheet	**$350m+** *Estimated 2021 EBITDA*	**27%** *'20 – '22 EBITDA CAGR*
7	Deep bench of experienced management supported by fully-scaled employee base and long-term shareholders	**~3,500** *Employees*	**>70%** *Of shareholding by value not selling any shares*

sghc Super group

[1] 12 months ending March 21.
[2] DGC has secured market access deals in up to an initial 10 states. Super Group has executed a definitive agreement to acquire DGC, subject to regulatory approvals and other customary closing conditions.

All numbers in USD ($)

36

         Company Benchmarking

 Comparable Company Financial Benchmarking  All numbers in USD ($) 38  Source: Management Financials, Wall Street Research (IBES Consensus Estimates); market data as of 19-Apr-2021.                    2020E – 2022E Revenue CAGR  2020E – 2022E EBITDA CAGR  2022E EBITDA Margin    Global B2C    U.S. B2C  23.1%  20.2%  7.3%  4.0%  50.9%  39.9%                  27.3%  5.0%  9.0%  1.1 %  NM  NM  23.6%  21.3%  24.0%  17.3%  (23.1)%  (4.0)%

 Comparable Company Valuation Benchmarking  All numbers in USD ($) 39    TEV / 2022E Revenue  TEV / 2022E EBITDA  TEV / 2021E Growth Adj.EBITDA2  1                      Global B2C U.S. B2CSource: Management Financials, Wall Street Research (IBES Consensus Estimates); market data as of 19-Apr-2021.Note: Market capitalization is based on fully diluted shares outstanding and option dilution is calculated using the treasury stock method.1 SGHC valuation based on fully diluted post-money pro forma TEV of $4,643mm with 2021E EBITDA of $350mm and 2022E EBITDA of $420mm. 2 TEV / 2021E EBITDA multiples are growth adjusted by 2021E-2022E YoY growth.  2.6 x  4.8 x  2.7 x  2.2 x  14.9 x  4.8 x                  11.1 x  22.6 x  11.2 x  12.7 x  NM  NM  0.66 x  1.27 x  0.63 x  2.03 x  NM  NM

         Appendix

 Financial Information  All numbers in USD ($) 41  (in $ millions)  FY2019A  FY2020A  FY2021E  FY2022E  NGROther Revenue1  $867$43  $1,114$63  $1,500+$80  $1,700+$83  Total Revenue  $910  $1,177  $1,580+  $1,783+  % NGR Growth    28.5%  34.6%  13.3%  EBITDA  $55  $259  $350+  $420+  % NGR Margin% Growth  6.3%n.m.  23.2%369.8%  23.3%35.3%  24.7%20.0%  Derived from BAU model, excludes DGC and investment in the USA. Historic numbers reported in EUR and converted to USD at the average monthly exchange rate. Blended yearly EUR:USD of 1.20 (2019), 1.14 (2020), 1.22 (2021 & 2022).1. Brand fee.

Risk Factors (1/7)

Unless the context otherwise suggests, all references to the "Company," "we," "us" or "our" refer to the business and operations of Super Group (SGHC) Limited ("NewCo"), SGHC Limited and its consolidated subsidiaries following the proposed transactions with Sports Entertainment Acquisition Corp. ("SEAH") (the "Business Combination"). The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company, SEAH or NewCo, with the United States Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company, SEAH and NewCo, and the proposed transactions among them, and may differ significantly from and be more extensive than those presented below.

The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in the Company, SEAH or NewCo.

Business and Operational Risks

- Our business depends on the success, including win or hold rates, of existing and future online betting and gaming products, which rely on a variety of factors and are not completely controlled by us.
- Competition within the broader entertainment industry is intense and our existing and potential customers may be attracted to competing betting and gaming options, as well as other forms of entertainment such as television, movies and sporting events. If our offerings do not continue to be popular with existing customers and attract potential customers, our business would be harmed.
- COVID-19 has affected our business and operations in a variety of ways. The pandemic restrictions may have affected our business, financial condition, results of operations and prospects, including as a result of the reduction in the quantity of global sporting events, closures or restrictions on business operations of our customers and sports organizations and a decrease in consumer spending, and it may continue to do so in the future. On the other hand, we cannot assure you that consumers will not decrease online gaming activities as pandemic restrictions are loosened. These cross-currents may have unknown and adverse effects that are impossible for us to predict.
- We have not historically reported our financial results as a consolidated group. Our historical results included in this presentation as well as our forecasts are based on unaudited, unconsolidated results and therefore may be different from results reported in accordance with International Financial Reporting Standards on a consolidated basis and with pro forma results for historical periods presented in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended.
- Our historical financial information is unaudited and will not be audited until we file the registration statement relating to this offering. As a result of additional review, actual results may differ materially from those made available to you in connection with this investment.
- Our pro forma financial information is derived from historical financial information that is unaudited and will not be audited until we file the registration statement relating to this offering. As a result of additional review, pro forma adjustments may differ materially from those made available to you in connection with this investment.
- Our results of operations may fluctuate due to seasonality and other factors and, therefore, our periodic operating results will not be guarantees of future performance.

sghc Super group

42

Risk Factors (2/7)  43  We rely on third-party service providers such as (i) third-party providers to validate the identity and identify the location of our customers, (ii) third-party payment processors to process deposits and withdrawals made by our customers into our platforms and (iii) third-party sports data providers for real-time and accurate data for sporting events, among others. If our third-party providers do not perform adequately or terminate their relationships with us, our costs may increase and our business, financial condition and results of operations could be adversely affected.We license the Betway brand for use by a third party operator in certain jurisdictions including China and Thailand. A decline in such third party’s financial performance or a termination of the brand license by such third party could have an adverse effect on our business.Our business depends on a strong brand, and if we are not able to develop, maintain and enhance our brand and reputation, including as a result of negative publicity, our business and operating results may be harmed.Negative events or negative media coverage relating to, or a declining popularity of, online sports betting, online casinos, iGaming or the underlying sports or athletes on which sports betting is derived, or other negative coverage may adversely impact our ability to retain or attract customers, which could have an adverse impact on our business.If we fail to detect fraud or theft related to our offerings, including by our customers and employees, our reputation may suffer which could harm our brand and reputation and negatively impact our business, financial condition and results of operations and can subject us to investigations and litigation.We rely on strategic relationships with land-based casinos, sports teams, event planners, local licensing partners and advertisers in order to be able to offer and market our products in certain jurisdictions. If we cannot maintain these relationships and establish additional relationships, our business, financial condition and results of operations could be adversely affected.Participation in the sports betting industry exposes us to trading, liability management and pricing risk. We may experience lower than expected profitability and potentially significant losses as aresult of a failure to determine accurately the odds in relation to any particular event and/or any failure of its sports risk management processes.We may have difficulty accessing the services of banks, credit card issuers and payment processing services providers due to the nature of our business, which may make it difficult to sell our products and offerings.The requirements of being a public company, including compliance with the requirements of the Sarbanes-Oxley Act and maintaining effective internal controls over financial reporting, may strain our resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from the Business Combination may be greater than we anticipate.As a private company, we have not been required to document and test internal controls over financial reporting nor was our management required to certify the effectiveness of internal controls or have our auditors opine on the effectiveness of its internal control over financial reporting. As a result, we have not instituted a system of internal controls that covers the consolidated group of the Company and its subsidiaries. Failure to maintain adequate financial, information technology and management processes and controls could result in material weaknesses which could lead to errors in our financial reporting, which could adversely affect our business when we are a public company.

 Risk Factors (3/7)  44  Our business includes significant international operations, and we are likely to be exposed to foreign currency transaction and translation risks. As a result, changes in the valuation of the U.S. dollar in relation to other currencies could have positive or negative effects on our profitability and financial position.Economic downturns and political and market conditions beyond our control could adversely affect our business, financial condition and results of operations.Litigation and Regulatory RisksThe gaming laws of different jurisdictions vary in both nature and application, and may be subject to alternate interpretations. Jurisdictions may or may not incorporate regulatory frameworks that provide a clear basis for the licensed provision of our gaming products and services to their residents. As a consequence, legal and enforcement risk may be unclear or uncertain in a number of the jurisdictions in which we operate and from which we generate a significant portion of our revenue, and there is a risk that regulators or prosecutors in these territories may seek to take legal action against us.Failure to comply with regulatory requirements in a particular regulated jurisdiction, or the failure to successfully obtain a license or permit applied for in a particular regulated jurisdiction, could impact our ability to comply with licensing and regulatory requirements in other regulated jurisdictions, or could cause the rejection of license applications or cancellation of existing licenses in other regulated jurisdictions, or could cause financial institutions, online and mobile platforms, advertisers and distributors to stop providing services to us which we rely upon to receive payments from, or distribute amounts to, our customers, or otherwise to deliver and promote our offerings.We are subject to risks relating to revenue received from customers located in countries that are sanctioned or that prohibit gaming activities, which could result in fines or other liabilities and could harm our business.Any failure by us to comply with the anti-corruption, anti-bribery, sanctions, anti-money laundering, privacy/personal information, responsible gambling, consumer protection and similar lawscould result in legal penalties and fines, and/or negatively impact our reputation and results of operations.The technological solutions we have in place to block customers in certain jurisdictions, including jurisdictions where our business is illegal, or which are sanctioned by countries in which we operate from accessing our offerings may fail.We have been the subject of governmental investigations and inquiries with respect to the operation of our businesses and we could be subject to future governmental investigations and inquiries, legal proceedings and enforcement actions. We are currently the subject of license reviews by the United Kingdom Gambling Commission, which may result in sanctions ranging from a warning to revocation of our licenses or the licenses of our executives or employees. Any sanctions or costly regulatory settlements arising from governmental investigations, inquiries, proceedings or actions could adversely affect our business. Due to the nature of applicable regulatory frameworks, sanctions or enforcement or disciplinary actions in one jurisdiction may also have consequences in other jurisdictions, creating broader negative impacts on our business.

 Risk Factors (4/7)  45  Palpable (obvious) errors in the posting of sports wagering odds or event times may occasionally occur in the normal course of business, sometimes for large liabilities. While it is a worldwide standard business practice to void bets associated with palpable errors or to correct the odds, there is no guarantee that regulators will approve voiding palpable errors moving forward in every case.We follow the industry practice of restricting and managing betting limits at the individual customer level based on individual customer profiles and risk level to the enterprise; however there is no guarantee that countries or states will allow operators such as us to limit on the individual customer level.In some jurisdictions our key executives, certain employees or other individuals related to the business, including significant shareholders, will be subject to licensing or compliance requirements. Failure by such individuals to obtain the necessary licenses or comply with individual regulatory obligations, could cause the business to be non-compliant with its obligations, or imperil its ability to obtain or maintain licenses necessary for the conduct of the business. In some cases, the remedy to such situation may require the removal of a key executive or employee or significant shareholder and the mandatory redemption or transfer of such person’s equity securities, which could have an adverse effect on the overall market for our securities.Changes in the legal, regulatory and tax structure in key markets, including those currently anticipated in Canada, may allow opportunities for existing or new competitors, including government operators, to expand their offerings or introduce new offerings, which could adversely affect our future results of operations and make it more difficult to meet our expectations for financial performance.Any change in existing laws and regulations, or their interpretation or enforcement, or the regulatory climate applicable to our products and offerings, could adversely impact our ability to operate some or all of our business as currently conducted or as we seek to operate in the future, which could have an adverse effect on our business, financial condition and results of operations.Due to the nature of our business, we are subject to taxation in a number of jurisdictions and may in the future be subject to taxation in new jurisdictions, and changes in, or new interpretation of, tax laws, tax rulings or their application by tax authorities could result in additional tax liabilities and could adversely affect our financial condition and results of operations.We are party to pending litigation and regulatory and tax audits in various jurisdictions and with various plaintiffs and we may be subject to future litigation and regulatory and tax audits in the operation of our business. An adverse outcome in one or more proceedings could adversely affect our business.Intellectual Property and Data Privacy RisksFailure to protect or enforce our intellectual property rights, the confidentiality of our trade secrets and confidential information, or the costs involved in protecting or enforcing our intellectual property rights and confidential information, could harm our business, financial condition and results of operations.Our collection, storage and use, including sharing and international transfers, of personal data are subject to applicable data protection and privacy laws, and any failure to comply with such laws may harm our reputation and business or expose us to fines, civil claims (including class actions), and other enforcement action. The protection of personal information is becoming increasingly regulated and changes in applicable laws may require changes to our policies, procedures and personnel which may require material expenditures and harm our financial condition and results of operations.

 Risk Factors (5/7)  46  We will rely on licenses to use the intellectual property rights of third parties which are incorporated into our products and offerings. Failure to maintain, renew or expand existing licenses may require us to modify, limit or discontinue certain offerings, which could adversely affect our business, financial condition and results of operations.We rely on information technology and other systems and platforms, and any failures, errors, defects or disruptions in our systems or platforms could diminish our brand and reputation, subject us to liability, disrupt our business, affect our ability to scale our technical infrastructure and adversely affect our operating results and growth prospects. Our games and other software applications and systems, and the third-party platforms upon which they are made available could contain undetected errors.Despite our security measures, our information technology and infrastructure may be vulnerable to attacks by unauthorized third parties, hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise our networks and the information or data stored there could be accessed, publicly disclosed, lost, deleted, encrypted or stolen. Any such access, disclosure or other loss of information could result in legal claims or proceedings (including class actions), liability under laws that protect the privacy of personal information, and regulatory penalties, disruption of our operations and the services we provide to customers, damage to our reputation, and a loss of confidence in our products and offerings, which could adversely affect our business.Our platform contains third-party open source software components, and failure to comply with the terms of the underlying open source software licenses could restrict our ability to provide our offerings.Risks Relating to ProjectionsOur projections are subject to significant risks, assumptions, estimates and uncertainties, including assumptions regarding future legislation and changes in regulations, both inside and outside of the United States, as well as the closing of our contemplated acquisition of Digital Gaming Corporation (“DGC”). As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations.Our growth prospects depend on the legal status of real-money gaming in various jurisdictions, predominantly within Canada, from which we already generate significant revenue, and the United States. Real-money gaming is an area of focus in several jurisdictions in both countries, and legalization may not occur in as many jurisdictions as we expect, or may occur at a slower pace than we anticipate. Additionally, even if regulated jurisdictions legalize real money gaming, this may be accompanied by legislative or regulatory restrictions and/or taxes that make it impracticable or less attractive to operate in those jurisdictions, or the process of implementing regulations or securing the necessary licenses to operate in a particular jurisdiction may take longer than we anticipate, which could adversely affect our future results of operations and make it more difficult to meet our expectations for financial performance.Our growth prospects in certain jurisdictions depend upon the ability of customers to deposit funds in order to participate in our gaming products. Payment providers in those jurisdictions may exercise independent judgment over whether our gaming operations comply with the requirements of local laws and regulations, and may also place independent limitations on businesses involved in the gaming industry as a whole based upon their own interpretations of regulatory or reputational risks. The inability to access sufficient payment processing resources has in the past and could in the future limit the growth of the business in those jurisdictions.

 Risk Factors (6/7)  47  Our growth prospects and market potential will depend on our ability to obtain licenses to operate in a number of regulated jurisdictions and if we fail to obtain such licenses our business, financial condition, results of operations and prospects could be impaired.Our contemplated acquisition of DGC is subject to various conditions, including the requirement that DGC obtain certain regulatory approvals in the United States. Further, even if we are able to successfully consummate our transaction with DGC, the integration of the DGC business, which is incorporated in a different country, with geographically dispersed operations from our own, and with its own business culture and compensation structure, may present significant management challenges. There can be no assurance that the DGC acquisition will be completed or, even if completed, that the integration, and the synergies expected to result from that integration, will be achieved to the extent currently anticipated.Risks Relating to the Business CombinationDirectors of SEAH have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination and related proposals.Following the completion of the Business Combination, the current directors of SEAH and the current SGHC Limited shareholders, whose interests may differ from those of other holders of NewCo ordinary shares following the Business Combination, will have the ability to significantly influence NewCo’s business and management.Each of SEAH and the Company have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting and financial advisory fees.We may incur successor liabilities due to conduct arising prior to the completion of the Business Combination.Our licenses and applications for licenses in certain regulated jurisdictions, including Malta and the United Kingdom, may be subject to a review procedure or an ownership change consent requirement by regulators as a result of the Business Combination (including following its consummation), which could result in a license or application being delayed, canceled, withheld, or subjected to additional requirements or conditions.The Business Combination is subject to conditions that may not be satisfied on a timely basis, if at all. Certain of these conditions are outside of our control, including the requirement that SGHC Limited obtain approvals from the Malta Gaming Authority and the United Kingdom Gambling Commission in respect of SGHC Limited’s 2020 internal reorganization.We will undergo significant restructuring transactions in connection with the Business Combination. Subsequent to the consummation of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.The board of directors of SEAH did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination.SEAH’s founders, directors, officers, advisors and their affiliates may elect to purchase SEAH shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of the SEAH shares.

 Risk Factors (7/7)  48  SEAH’s founders have agreed to vote in favor of the Business Combination, regardless of how SEAH’s public stockholders vote.If SEAH is unable to complete the Business Combination with NewCo or another business combination by October 6, 2022 (or such later date as SEAH’s stockholders may approve), SEAH will cease all operations except for the purpose of winding up, dissolving and liquidating, in which case its public stockholders may only receive approximately $10.00 per share and its warrants will expire worthless. Further, third parties may bring claims against SEAH, and, as a result, the proceeds held in the trust account could be reduced and the per share liquidation price received by stockholders could be less than $10.00 per share.Uncertainties about the Business Combination during the pre-closing period may cause third parties to delay or defer decisions concerning SGHC Limited or its subsidiaries or seek to change existing arrangements.The exercise of SEAH’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in SEAH’s stockholders’ best interests.Because NewCo is incorporated under the laws of the Island of Guernsey, you may face difficulties in protecting your interests, and your ability to protect your rights as a shareholder through the U.S. Federal courts may be limited.As a company incorporated in the Island of Guernsey, NewCo is permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from the New York Stock Exchange (“NYSE”) corporate governance listing standards; these practices may afford less protection to shareholders than they would enjoy if NewCo complied fully with NYSE corporate governance listing standards.Risks Related to RedemptionThe ability of stockholders to exercise redemption rights with respect to a large number of SEAH’s outstanding shares of common stock could increase the probability that the Business Combination would be unsuccessful and that stockholders would have to wait for liquidation to redeem their public shares.If SEAH’s stockholders fail to properly demand redemption rights, they will not be entitled to redeem their public shares for a pro rata portion of the trust account.Stockholders, together with any affiliate or any other person with whom he, she or it is acting in concert or as a partnership, syndicate or other group, will be restricted from seeking redemption rights with respect to more than 15% of the issued and outstanding public shares.